Business transactions	12 Months Ended
Dec. 31, 2022
Business transactions
Business transactions

Note 36     Business transactions

36.1 Acquisition of Amerisur Resources Plc

On January 16, 2020, GeoPark acquired the 100% share capital of Amerisur Resources Plc, a company listed on the Alternative Investment Market (“AIM”) of the London Stock Exchange. After the acquisition, the company was delisted and its name changed to Amerisur Resources Limited. The principal activities of Amerisur Resources Limited and its subsidiaries (“Amerisur”) are exploration, development and production for oil and gas reserves in Latin America. Amerisur owns thirteen production, development and exploration blocks in Colombia (twelve operated blocks in the Putumayo basin and one non-operated block in the Llanos basin) and an export oil pipeline from Colombia to Ecuador named Oleoducto Binacional Amerisur (“OBA”).

GeoPark paid a cash consideration of British Pound Sterling (“GBP”) 241,682,496, equivalent to US$ 314,163,077 at the transaction date. In relation to the cash consideration, GeoPark was exposed to fluctuations of the GBP as of December 31, 2019. Consequently, the Group decided to manage this exposure by entering into a “Deal Contingent Forward” with a UK Bank, in order to anticipate any currency fluctuation. This forward contract was accounted for as a cash flow hedge as of December 31, 2019 and therefore the effective portion of the changes in its fair value was recognized in Other Reserve within Equity. On January 16, 2020, GeoPark removed that amount from the cash flow hedge reserve and included it directly in the initial cost of the acquired business.

In accordance with the acquisition method of accounting, the acquisition cost was allocated to the underlying assets acquired and liabilities assumed based primarily upon their estimated fair values at the date of acquisition. An income approach (being the net present value of expected future cash flows) was adopted to determine the fair values of the mineral interest. Estimates of expected future cash flows reflect estimates of projected future revenues, production costs and capital expenditures based on our business model. The excess of acquisition cost, if any, over the net identifiable assets acquired represents goodwill.

The following table summarizes the combined consideration paid for the acquired business and the final allocation of fair value of the assets acquired and liabilities assumed for the abovementioned transaction:

Amounts in US$‘000	Total
Cash	314,163
Total consideration	314,163
Property, plant and equipment (including mineral interest)	276,988
Right-of-use assets	16,674
Deferred income tax asset	4,071
Prepayments and other receivables	30,024
Trade receivables	5,964
Inventories	4,128
Other assets	5,991
Cash and cash equivalents	41,828
Lease liabilities	(17,851)
Provision for other long-term liabilities	(16,519)
Current income tax liability	(3,426)
Trade and other payables	(33,709)
Total identifiable net assets	314,163

36.2 Brazil

36.2.1 Manati Block

On November 22, 2020, GeoPark signed an agreement to sell its 10% non-operated working interest in the Manati Block in Brazil. The total consideration amounted to Brazilian reais 144,400,000 (equivalent to US$ 30,478,000 as of March 31, 2022), including a fixed payment of Brazilian reais 124,400,000 plus an earn-out of Brazilian reais 20,000,000, which was subject to obtaining certain regulatory approvals. The transaction was subject to certain conditions that should have been met before March 31, 2022. As of March 31, 2022, the required conditions were not met and GeoPark decided not to extend this deadline. As a result, GeoPark continues to own its 10% interest in the block.

36.2.2 REC-T-128 Block

In 2021, GeoPark performed a farm-out transaction to sell its 70% interest in the REC-T-128 Block in Brazil. The total consideration was US$ 1,100,000, which was collected at closing in 2021, plus a contingent payment of up to US$ 710,000, subject to international oil price and field production performance. On August 1, 2022, GeoPark collected the contingent payment of US$ 710,000.

36.3 Argentina

36.3.1 Aguada Baguales, El Porvenir and Puesto Touquet Blocks

In August 2021, the Company’s board of directors approved the decision to evaluate farm-out or divestment opportunities to sell its 100% working interest and operatorship in the Aguada Baguales, El Porvenir and Puesto Touquet Blocks in Argentina, including the associated gas transportation license through the Puesto Touquet pipeline.

On November 3, 2021, GeoPark signed a sale and purchase and assignment agreement for a total consideration of US$ 16,000,000, subject to working capital adjustment. At that moment, GeoPark collected an advance payment of US$ 1,600,000.

The closing of the transaction took place on January 31, 2022, after the corresponding regulatory approvals were granted and GeoPark received the remaining outstanding payment from the purchaser. In April 2022, GeoPark paid a working capital adjustment amounting to US$ 370,000. As a consequence of this transaction, GeoPark recognized a gain of US$ 3,983,000 within Other income (expenses).

As of December 31, 2021, the amount of Property, plant and equipment related to the blocks and the liabilities associated with them had been classified as held for sale. Immediately before the classification as held for sale, the recoverable amount of the blocks was estimated and an impairment reversal of US$ 13,307,000 was recognized in the Consolidated Statement of Income. The reversal was limited so that the carrying amount of the blocks does not exceed the lower of its recoverable amount, or the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the blocks in prior years (see Note 37).

36.4 Peru

36.4.1 Morona Block

On July 15, 2020, GeoPark notified its irrevocable decision to retire from the non-producing Morona Block (Block 64) in Peru, due to extended force majeure, which allows for the termination of the license contract. On April 6, 2021, the final agreement with Petroperu was signed and, on May 31, 2021, the joint operation agreement was terminated. On September 28, 2021, the supreme decree approving the assignment was issued by the Peruvian Government, and the public deed corresponding to that assignment was finally executed by GeoPark and Petroperu on November 15, 2021. Consequently, from such date, all the rights and obligations under the Morona Block license contract are the exclusive responsibility of Petroperu.

During 2020, the Group recognized an impairment of its Property, plant and equipment for a total amount of US$ 33,976,000, wrote-down VAT credits for US$ 6,017,000 and Deferred income tax asset for US$ 8,353,000, recognizing those charges within Other expenses and Income tax expenses, respectively, in the Consolidated Statement of Income, and recognized a provision for environmental obligations for a present value of US$ 1,886,000, with impact in Other expenses in the Consolidated Statement of Income.